Exhibit 32.1


                    CERTIFICATION PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MidSouth
Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2004(the "Report"), I, C.R.
Cloutier, Chief Executive Officer of the Company, certify that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ C. R. Cloutier
________________________
C.R. Cloutier
Chief Executive Officer
August 12, 2004